Exhibit 99.2

Associated Estates Realty Corporation Fourth Quarter 2008 Earnings Release and Supplemental Financial Data

Village at Avon 36550 Chester Road Avon, OH 44011 Tel: (866) 850-2940 WebSite:www.villageatavonapts.com

The Village at Avon offers one, two, and three bedroom townhomes and apartments in Avon, Ohio.  Located in one of the premier neighborhoods on the west side of Cleveland, this community offers many features that you won't find at other area apartment communities, including attached  two-car garages, loft-style floor plans, front porches, sunrooms and more.

Associated Estates Realty Corporation	Phone: (216) 261-5000
1 AEC Parkway	Fax: (216) 289-9600
Richmond Heights, Ohio 44143-1467	Web Site: www.aecrealty.com

Investor contact: Kimberly Kanary
Vice President of Corporate Communications
(216) 797-8718
kkanary@aecrealty.com

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:  This news release contains forward-looking statements based on current judgments and knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to vary from those projected, including but not limited to, expectations regarding the Company's 2009 performance, which are based on certain assumptions.  Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release.  These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words "expects," "projects," "believes," "plans," "anticipates," and similar expressions are intended to identify forward-looking statements.  Investors are cautioned that the Company's forward-looking statements involve risks and uncertainty, that could cause actual results to differ from estimates or projections contained in these forward-looking statements, including without limitation the following: changes in the economic climate in the markets in which the Company owns and manages properties, including interest rates, the ability of the Company to consummate the sale of properties pursuant to its current plan, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates and other factors; the ability of the Company to refinance debt on favorable terms at maturity; the ability of the Company to defease or prepay debt pursuant to its current plan; risks of a lessening of demand for the multifamily units owned or managed by the Company; competition from other available multifamily units and changes in market rental rates; increases in property and liability insurance costs; unanticipated increases in real estate taxes and other operating expenses (e.g., cleaning, utilities, repair and maintenance costs, insurance and administrative costs, security, landscaping, staffing and other general costs); weather conditions that adversely affect operating expenses; expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs, and real estate tax valuation reassessments or millage rate increases; inability of the Company to control operating expenses or achieve increases in revenue; the results of litigation filed or to be filed against the Company; changes in tax legislation; risks of personal injury claims and property damage related to mold claims because of diminished insurance coverage; catastrophic property damage losses that are not covered by the Company's insurance; the ability to acquire properties at prices consistent with the Company’s investment criteria; risks associated with property acquisitions such as environmental liabilities, among others; changes in or termination of contracts relating to third party management and advisory business; and risks related to the perception of residents and prospective residents as to the attractiveness, convenience and safety of the Company's properties or the neighborhoods in which  they are located.

Associated Estates Realty Corporation Fourth Quarter 2008 Supplemental Financial Data

2

Associated Estates Realty Corporation Fourth Quarter Earnings

ASSOCIATED ESTATES REALTY CORPORATION REPORTS FOURTH QUARTER AND FULL YEAR RESULTS
2008 Results Exceed Prior FFO Guidance
Full Year Same Community NOI up 5.4%

Cleveland, Ohio – February 4, 2009 – Associated Estates Realty Corporation (NYSE: AEC) (NASDAQ: AEC) today reported funds from operations (FFO) for the fourth quarter of $0.48 per common share (basic and diluted), compared with $0.39 per common share (basic and diluted), for the fourth quarter ended December 31, 2007, a 23.1 percent increase.  FFO as adjusted for the fourth quarter was $0.35 per common share (basic and diluted) after adjusting for net preferred share repurchase discounts of $2.1 million or $0.13 per common share.

Net income available to common shareholders was $298,000 or $0.02 per common share (basic and diluted), which included a net discount on the repurchase of preferred shares of $0.13 per common share for the fourth quarter ended December 31, 2008, compared with net income available to common shareholders of $1.1 million or $0.07 per common share (basic and diluted), which included gains on the disposition of properties of $0.24 per common share, for the fourth quarter ended December 31, 2007.

“We’re very proud of the Company’s 2008 performance,” said Jeffrey I. Friedman, president and chief executive officer.  “While 2009 presents a more challenging environment, our management team and properties are well positioned to compete,” he continued.

A reconciliation of net income applicable to common shares to FFO, and to FFO as adjusted, is included on page 10.

Revenue for the quarter was $34.0 million compared with $34.2 million for the fourth quarter of 2007, a decrease of 0.6 percent.

Same Community Portfolio Results
Net operating income (NOI) for the fourth quarter of 2008 from the Company’s same community portfolio increased 0.9 percent as a result of revenue increasing 1.7 percent and property operating expenses increasing 2.8 percent, compared with the fourth quarter of 2007.  Physical occupancy was 93.0 percent at the end of the fourth quarter of 2008 compared with 94.1 percent at the end of the fourth quarter of 2007.  Average net rent collected per unit for the same community properties increased 2.0 percent to $852 per month.  Net rent collected per unit for the Company’s same community Midwest portfolio grew 4.9 percent to $785, while net rent collected per unit for the Company’s same community properties in the Mid-Atlantic/Southeast markets decreased 2.4 percent to $991.

Additional quarterly financial information, including performance by region for the Company's portfolio, is included on pages 15 to 23.

3

Associated Estates Realty Corporation Fourth Quarter Earnings

Year-to-Date Performance

Funds from operations for the twelve months ended December 31, 2008, were $1.35 per share (basic and diluted) and include defeasance and/or prepayment costs of $(2.0) million or approximately $(0.12) per share associated with the repayment of $11.0 million in debt, as well as net preferred share discounts of $2.1 million or approximately $0.13 per share. FFO as adjusted for the twelve months ended December 31, 2008, after adjusting for defeasance costs and the net discount on the repurchase of preferred shares was $1.33 per common share (basic and diluted).

For the twelve months ended December 31, 2008, net income applicable to common shares was $32.1 million or $1.98 per share (basic and diluted) compared to net income applicable to common shares of $5.1 million or $0.30 per share (basic and diluted) for the period ended December 31, 2007.  The results for the twelve month period ended December 31, 2008 and December 31, 2007 include gains from property sales of $45.2 million and $20.9 million or $2.78 per share and $1.24 per share, respectively.  Additionally, 2008 includes a net discount on the repurchase of preferred shares of $0.13 per share as compared to a net premium on the repurchase of preferred shares of $(0.01) per share in 2007.

A reconciliation of net income applicable to common shares to FFO, and to FFO as adjusted, is included on page 10.

For the year, NOI for the same community portfolio was up 5.4 percent.  This increase was driven by a 3.2 percent increase in revenue and a 0.3 percent increase in property operating expenses.

Debt Maturities
The Company has a total of $72.2 million maturing in 2009.  The Company has loan commitments to fund $52.5 million of the maturities at a current average rate of 5.22 percent.  These seven-year loans will consist of two variable rate loans with an expected initial pay rate of 4.85 percent and one fixed rate loan priced at 5.98 percent.  The remaining $19.7 million in maturities relates primarily to a property the Company is currently marketing for sale and is expected to be carried on the Company’s line of credit.

The Company’s $150.0 million line of credit had a balance of $21.5 million on December 31, 2008.

2009 Outlook

The Company said its current FFO expectations for 2009 range between $1.17 to $1.23 per share, excluding defeasance, other prepayment costs and net preferred share repurchase discounts/premiums.  Assumptions relating to the Company's earnings guidance can be found on page 25.

Conference Call
A conference call to discuss the results will be held on Thursday, February 5 at 2:00 p.m. Eastern.  To participate in the call:

Via Telephone: The dial-in number is 800-860-2442, and the passcode is “Estates.”

Via the Internet (listen only):  Access the Company's website at www.aecrealty.com.  Please log on at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Select the "Register for AEC's Conference Call" link on the left.  The webcast will be archived through February 19, 2009.

4

Associated Estates Realty Corporation Financial and Operating Highlights For the Three and Twelve Months Ended December 31, 2008 and 2007 (Unaudited; in thousands, except per share and ratio data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
OPERATING INFORMATION	2008	2007	2008	2007

Total revenue	$34,013	$34,182	$134,883	$130,913
Property revenue	$33,468	$31,151	$132,089	$117,705
Net income applicable to common shares	$298	$1,106	$32,118	$5,069
Per share - basic and diluted	$0.02	$0.07	$1.98	$0.30

Funds from Operations (FFO) (1)	$7,846	$6,295	$21,893	$17,659

FFO as adjusted (1)	$5,700	$6,295	$21,706	$22,055

FFO per share - basic and diluted	$0.48	$0.39	$1.35	$1.05

FFO as adjusted per share - basic and diluted	$0.35	$0.39	$1.33	$1.31

Funds Available for Distribution (FAD) (1)	$4,733	$4,628	$15,636	$15,526

Dividends per share	$0.17	$0.17	$0.68	$0.68

Payout ratio - FFO	35.4%	43.6%	50.4%	64.8%
Payout ratio - FFO as adjusted	48.6%	43.6%	51.1%	51.9%
Payout ratio - FAD	58.6%	58.6%	70.8%	73.9%

General and administrative expense	$3,390	$2,454	$13,769	$10,327
Interest expense (2)	$8,915	$9,219	$35,225	$34,864
Interest coverage ratio (3)	1.78:1	1.79:1	1.76:1	1.73:1
Fixed charge coverage ratio (4)	1.60:1	1.60:1	1.56:1	1.54:1
General and administrative expense to property revenue	10.1%	7.9%	10.4%	8.8%
Interest expense to property revenue	26.6%	29.6%	26.7%	29.6%
Property NOI (5)	$19,757	$18,401	$76,251	$66,026
ROA (6)	8.2%	8.2%	8.2%	8.2%
Same community revenue increase	1.7%	3.9%	3.2%	4.4%
Same community expense increase (decrease)	2.8%	(1.1)%	0.3%	2.9%
Same community NOI increase	0.9%	7.7%	5.4%	5.5%
Same community operating margins	58.6%	59.1%	56.9%	55.7%

(1)	See page 10 for a reconciliation of net income applicable to common shares to these non-GAAP measurements and page 26 for the Company's definition of these non-GAAP measurements.

(2)	Excludes amortization of financing fees of $311 and $1,264 for 2008 and $306 and $1,084 for 2007. Also, it excludes $0 and $4,183 of defeasance and other prepayment costs for 2007.

(3)

Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs, and excluding defeasance, other prepayment and/or preferred repurchase costs including discounts received and premiums paid.  Individual line items in this calculation include results from discontinued operations where applicable.  See page 27 for a reconciliation of net income available to common shareholders to EBITDA and for the Company's definition of EBITDA.

(4)

Represents interest expense and preferred stock dividend payment coverage, excluding defeasance, other prepayment and/or preferred repurchase costs including discounts received and premiums paid.  Individual line items in this calculation include discontinued operations where applicable.

(5)	See page 28 for a reconciliation of net (loss) income to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(6)	ROA is calculated as trailing twelve month Property NOI divided by average gross real estate assets, excluding held for sale assets.

5

Associated Estates Realty Corporation Financial and Operating Highlights Fourth Quarter 2008 (Unaudited; in thousands, except per share and ratio data)

	December 31,	December 31,
MARKET CAPITALIZATION DATA	2008	2007

Net real estate assets	$673,848	$659,586
Total assets	$699,896	$686,796

Debt	$557,481	$556,695
Minority interest	$1,829	$1,829
Preferred stock - 8.70% Class B Cumulative Redeemable Preferred Shares	$48,263	$55,213
Total shareholders' equity	$105,621	$89,786

Common shares outstanding	16,556	16,354
Share price, end of period	$9.13	$9.44

Total market capitalization (1)	$756,900	$768,358

Undepreciated book value of real estate assets (2)	$957,061	$965,013

Debt to undepreciated book value of real estate assets	58.2%	57.7%
Debt and preferred stock to undepreciated book value of real estate assets	63.3%	63.4%
Debt to total market capitalization (1)	73.7%	72.7%
Debt and preferred stock to total market capitalization (1)	80.3%	79.9%

Annual dividend	$0.68	$0.68

Annual dividend yield based on share price, end of period	7.4%	7.2%

(1)	Includes the Company's share of unconsolidated debt of $0 and $2,068 as of December 31, 2008 and December 31, 2007.

(2)	Includes 4,338 of undepreciated real estate associated with one property classified as held for sale at December 31, 2008.

6

Associated Estates Realty Corporation Financial and Operating Highlights Fourth Quarter 2008

			Average Age
		Number	of Owned
PORTFOLIO INFORMATION	Properties	of Units	Properties

Company Portfolio:
Directly owned:
Same Community Midwest	35	8,116	16
Same Community Mid-Atlantic/Southeast	12	3,924	13
Total Same Community	47	12,040	15

Acquisitions	2	536	3
Held for Sale (1)	1	96	18
Total directly owned	50	12,672	14
Third Party Managed:
Affordable Housing	1	85
Market Rate	2	531
Total Third Party Managed	3	616
Total Company Portfolio	53	13,288

(1)	Effective January 9, 2009, the Company completed the sale of a 96-unit community located in Northeast Ohio.

7

Associated Estates Realty Corporation Condensed Consolidated Balance Sheets Fourth Quarter 2008 (Unaudited; dollar amounts in thousands)

	December 31,	December 31,
	2008	2007
ASSETS

Real estate assets
Investment in real estate	$951,978	$964,292
Construction in progress	745	721
Less: accumulated depreciation	(280,541)	(305,427)
	672,182	659,586
Real estate associated with property held for sale, net	1,666	-

Real estate, net	673,848	659,586
Cash and cash equivalents	3,551	1,549
Restricted cash	6,873	6,730
Other assets	15,624	18,931
Total assets	$699,896	$686,796

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable	$510,201	$510,915
Unsecured revolving credit facility	21,500	20,000
Unsecured debt	25,780	25,780
Total debt	557,481	556,695
Accounts payable, accrued expenses and other liabilities	34,965	38,486
Total liabilities	592,446	595,181

Operating partnership minority interest	1,829	1,829

Shareholders' equity
Preferred shares, without par value; 9,000,000 shares authorized; 8.70%
Class B Series II cumulative redeemable, $250 per share liquidation preference, 232,000 issued and 193,050 and 220,850 outstanding
at December 31, 2008 and December 31, 2007, respectively	48,263	55,213
Common shares, without par value; $.10 stated value; 41,000,000 authorized; 22,995,763 issued and 16,556,221 and 16,353,700
outstanding at December 31, 2008 and December 31, 2007, respectively	2,300	2,300
Paid-in capital	282,501	281,152
Accumulated distributions in excess of accumulated net income	(159,595)	(180,436)
Accumulated other comprehensive loss	(2,899)	(1,050)
Less: Treasury shares, at cost, 6,439,542 and 6,642,063 shares
at December 31, 2008 and December 31, 2007, respectively	(64,949)	(67,393)
Total shareholders' equity	105,621	89,786
Total liabilities and shareholders' equity	$699,896	$686,796

8

Associated Estates Realty Corporation Consolidated Statements of Operations Three and Twelve Months Ended December 31, 2008 and 2007 (Unaudited; dollar and share amounts in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2008	2007	2008	2007
REVENUE
Property revenue	$33,468	$31,151	$132,089	$117,705
Management and service company revenue:
Fees, reimbursements and other	407	2,609	1,784	10,990
Painting services	138	422	1,010	2,218
Total revenue	34,013	34,182	134,883	130,913

EXPENSES
Property operating and maintenance	13,711	12,750	55,838	51,679
Depreciation and amortization	9,445	8,477	36,930	30,216
Direct property management and service company expense	412	3,061	1,624	12,863
Painting services and charges	240	513	1,338	2,164
General and administrative	3,390	2,454	13,769	10,327
Total expenses	27,198	27,255	109,499	107,249
Operating income	6,815	6,927	25,384	23,664
Interest income	11	51	135	430
Interest expense	(9,226)	(9,525)	(36,489)	(40,131)
(Loss) income before equity in net income (loss) of joint ventures,
minority interest and income from discontinued operations	(2,400)	(2,547)	(10,970)	(16,037)
Equity in net income (loss) of joint ventures	1,574	(12)	1,502	(258)
Minority interest in operating partnership	(13)	(13)	(53)	(53)
(Loss) income from continuing operations	(839)	(2,572)	(9,521)	(16,348)
Income from discontinued operations:
Operating income (loss)	44	1,058	(1,054)	5,649
Gain on disposition of properties	-	3,821	45,202	20,864
Income from discontinued operations	44	4,879	44,148	26,513
Net (loss) income	(795)	2,307	34,627	10,165
Preferred share dividends	(1,053)	(1,201)	(4,655)	(4,924)
Preferred share repurchase costs	(143)	-	(143)	(58)
Discount/(premium) on preferred share repurchase	2,289	-	2,289	(114)
Net income applicable to common shares	$298	$1,106	$32,118	$5,069

Earnings per common share - basic and diluted:
Income (loss) from continuing operations applicable to
common shares	$0.02	$(0.23)	$(0.74)	$(1.27)
Income from discontinued operations	-	0.30	2.72	1.57
Net income applicable to common shares	$0.02	$0.07	$1.98	$0.30

Weighted average shares outstanding - basic and diluted	16,383	16,153	16,262	16,871

9

Associated Estates Realty Corporation Reconciliation of Funds from Operations (FFO) and Funds Available for Distribution (FAD) (In thousands, except per share data)

		Three Months Ended		Twelve Months Ended
		December 31,		December 31,
		2008	2007	2008	2007
CALCULATION OF FFO AND FAD
Net income applicable to common shares		$298	$1,106	$32,118	$5,069

Add:	Depreciation - real estate assets	8,262	8,233	32,560	31,363
	Depreciation - real estate assets - joint ventures	23	24	91	529
	Amortization of joint venture deferred costs	-	-	-	17
	Amortization of intangible assets	866	753	3,929	1,545
Less:	Gain on disposition of joint venture property	(1,603)	-	(1,603)	-
	Gain on disposition of properties	-	(3,821)	(45,202)	(20,864)

	Funds from Operations (FFO) (1)	7,846	6,295	21,893	17,659

Add:	Defeasance and other prepayment costs	-	-	1,959	4,224
Add:	Preferred stock repurchase costs	143	-	143	58
Less:	Preferred share repurchase (discount)/premium	(2,289)	-	(2,289)	114

	Funds from Operations as Adjusted (1)	5,700	6,295	21,706	22,055

Add:	Depreciation - other assets	362	336	1,378	1,255
	Depreciation - other assets - joint ventures	-	1	3	82
	Amortization of deferred financing fees	311	318	1,296	1,128
	Amortization of deferred financing fees - joint ventures	-	-	1	24

Less:	Recurring fixed asset additions (2)	(1,635)	(2,149)	(8,739)	(8,819)
	Recurring fixed asset additions - joint ventures (2)	(5)	(173)	(9)	(199)
	Funds Available for Distribution (FAD) (1)	$4,733	$4,628	$15,636	$15,526

Weighted average shares outstanding - basic and diluted (3)		16,383	16,153	16,262	16,871

PER SHARE INFORMATION:
FFO - basic and diluted		$0.48	$0.39	$1.35	$1.05
FFO as adjusted - basic and diluted		$0.35	$0.39	$1.33	$1.31
Dividends		$0.17	$0.17	$0.68	$0.68

Payout ratio - FFO		35.4%	43.6%	50.4%	64.8%
Payout ratio - FFO as adjusted		48.6%	43.6%	51.1%	51.9%
Payout ratio - FAD		58.6%	58.6%	70.8%	73.9%

(1)	See page 26 for the Company's definition of these non-GAAP measurements. Individual line items included in FFO and FAD calculation include results from discontinued operations where applicable.

(2)	Fixed asset additions exclude development, investment and non-recurring capital additions and only reflect the Company's prorata share of recurring joint venture capital additions.

(3)

The Company computes the weighted average shares outstanding in accordance with SFAS 128 and accordingly, has excluded 198 and 442 common share equivalents from the three and twelve months ended December 31, 2008 calculation, and 353 and 562 common share equivalents from the three and twelve months ended December 31, 2007 calculation, used in the computation of earnings per share and FFO per share, as they would be anti-dilutive to the loss from continuing operations.

10

Associated Estates Realty Corporation Discontinued Operations (1) Three Months Ended December 31, 2008 and 2007 (Unaudited; dollar and share amounts in thousands)

	Three Months Ended December 31,
	2008			2007
		Held			Held
	Sold	for Sale	Total	Sold	for Sale	Total
REVENUE
Property revenue	$-	$210	$210	$4,719	$192	$4,911

EXPENSES
Property operating and maintenance	-	121	121	2,465	125	2,590
Depreciation and amortization	-	45	45	802	43	845
Total expenses	-	166	166	3,267	168	3,435
Operating income	-	44	44	1,452	24	1,476
Interest income	-	-	-	7	-	7
Interest expense	-	-	-	(360)	(65)	(425)
Gain on disposition of properties	-	-	-	3,821	-	3,821
Income (loss) from discontinued operations	$-	$44	$44	$4,920	$(41)	$4,879

Earnings per common share - basic and diluted:
Income from discontinued operations	$-	$-	$-	$0.30	$-	$0.30

Weighted average shares outstanding - basic and diluted	16,383	16,383	16,383	16,153	16,153	16,153

(1)

In accordance with SFAS 144, the Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations. Real estate assets that are classified as held for sale are also reported as discontinued operations.  The Company generally classifies properties as held for sale when all significant contingencies surrounding the closing have been resolved.  In many transactions, these contingencies are not satisfied until the actual closing of the transaction.  Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are fifteen properties disposed of and one property classified as held for sale in 2008 and three properties disposed of in 2007.

11

Associated Estates Realty Corporation Discontinued Operations (1) Twelve Months Ended December 31, 2008 and 2007 (Unaudited; dollar and share amounts in thousands)

	Twelve Months Ended December 31,
	2008			2007
		Held			Held
	Sold	for Sale	Total	Sold	for Sale	Total
REVENUE
Property revenue	$4,083	$824	$4,907	$23,622	$798	$24,420

EXPENSES
Property operating and maintenance	2,144	507	2,651	12,629	531	13,160
Depreciation and amortization	763	174	937	3,781	166	3,947
Total expenses	2,907	681	3,588	16,410	697	17,107
Operating income	1,176	143	1,319	7,212	101	7,313
Interest income	3	-	3	29	-	29
Interest expense (2)	(2,326)	(50)	(2,376)	(1,438)	(255)	(1,693)
Gain on disposition of properties	45,202	-	45,202	20,864	-	20,864
Income (loss) from discontinued operations	$44,055	$93	$44,148	$26,667	$(154)	$26,513

Earnings per common share - basic and diluted:
Income from discontinued operations	$2.71	$0.01	$2.72	$1.58	$(0.01)	$1.57

Weighted average shares outstanding - basic and diluted	16,262	16,262	16,262	16,871	16,871	16,871

(1)

In accordance with SFAS 144, the Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations. Real estate assets that are classified as held for sale are also reported as discontinued operations.  The Company generally classifies properties as held for sale when all significant contingencies surrounding the closing have been resolved.  In many transactions, these contingencies are not satisfied until the actual closing of the transaction.  Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are fifteen properties disposed of and one property held for sale in 2008 and three properties disposed of in 2007.

(2)	Included in the 2008 expense is $1,959 of defeasance and other prepayment costs.

12

Associated Estates Realty Corporation Overview of Operating Expenses Related to Repairs and Maintenance and Capitalized Expenditures (In thousands, except estimated GAAP useful life and cost per unit)

		Twelve Months Ended
	Estimated	December 31, 2008
	GAAP Useful		Cost Per
	Life (Years)	Amount	Unit (1)
OPERATING EXPENSES RELATED TO REPAIRS AND MAINTENANCE
Repairs and maintenance (2)		$9,826	$756
Maintenance personnel labor cost (2)		5,555	427
Total Operating Expenses Related to Repairs and Maintenance		15,381	1,183

CAPITAL EXPENDITURES
Recurring Capital Expenditures (3)
Amenities	5	356	28
Appliances	5	778	60
Building improvements	14	1,962	151
Carpet and flooring	5	2,578	198
Furnishings	5	40	3
Office/Model	5	5	-
HVAC and mechanicals	15	695	53
Landscaping and grounds	14	2,038	157
Suite improvements	5	56	4
Miscellaneous	5	72	6
Total Recurring Capital Expenditures - Properties		8,580	660
Corporate capital expenditures (4)		159	12
Total Recurring Capital Expenditures		8,739	672
Total Recurring Capital Expenditures and Repairs and Maintenance		$24,120	$1,855

Total Recurring Capital Expenditures		$8,739
Investment/Revenue Enhancing Expenditures (5)
Ground improvements	Various	194
Building improvements - siding	20	522
Building improvements - unit upgrades	Various	2,590
Building improvements - other	20	1,206
Total Investment/Revenue Enhancing Expenditures		4,512

Grand Total Capital Expenditures		$13,251

(1)	Calculated using weighted average units owned during the twelve months ended December 31, 2008 of 12,997.

(2)	Included in property operating and maintenance expense in the Consolidated Statements of Operations.

(3)	See page 28 for the Company's definition of recurring fixed asset additions.

(4)	Includes upgrades to computer hardware and software as well as corporate office furniture and fixtures.

(5)	See page 28 for the Company's definition of investment/revenue enhancing additions.

13

Associated Estates Realty Corporation
Fees, Reimbursements and Other Revenue, Direct Property Management
and Service Company Expense and General Administrative Expense
 For the Three and Twelve Months Ended December 31, 2008 and 2007
(In thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2008	2007	2008	2007
Fees, Reimbursements and Other Revenue
Property management fees	$76	$501	$299	$2,141
Asset management fees	59	87	258	376
Other revenue	-	48	165	130
Payroll reimbursements(1)	272	1,973	1,062	8,343

Fees, Reimbursements and Other Revenue(2)	407	2,609	1,784	10,990

Direct Property Management and Service Company Expense
Service company allocations	140	1,088	562	4,520
Payroll reimbursements(1)	272	1,973	1,062	8,343
Direct Property Management and Service Company Expense(2)	412	3,061	1,624	12,863
Service Company NOI	$(5)	$(452)	$160	$(1,873)

General and Administrative and Service Company Expense
General and administrative expense(2)	$3,390	$2,454	$13,769	$10,327
Service company allocations	140	1,088	562	4,520
General and Administrative and Service Company Expense	$3,530	$3,542	$14,331	$14,847

(1)	Salaries and benefits reimbursed in connection with the management of properties for third parties.

(2)	As reported per the Consolidated Statement of Operations.

14

Associated Estates Realty Corporation Same Community Data (1) Operating Results for the Last Five Quarters (Unaudited, in thousands, except unit totals and per unit amounts)

	Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007

Property Revenue	$31,674	$32,331	$31,851	$31,235	$31,151

Property Operating and
Maintenance Expenses
Personnel	3,696	3,763	3,569	3,695	3,650
Advertising	381	398	394	389	425
Utilities	1,780	1,756	1,629	1,694	1,589
Repairs and maintenance	1,937	2,653	2,499	2,032	1,894
Real estate taxes and insurance	4,236	4,500	4,522	4,257	4,058
Other operating	1,082	1,145	1,096	1,037	1,134
Total Expenses	13,112	14,215	13,709	13,104	12,750

Property Net Operating Income	$18,562	$18,116	$18,142	$18,131	$18,401

Operating Margin	58.6%	56.0%	57.0%	58.0%	59.1%

Total Number of Units	12,040	12,040	12,040	12,040	12,040

NOI Per Unit	$1,542	$1,505	$1,507	$1,506	$1,528

Average Net Rent Collected Per Unit (2)	$852	$865	$853	$838	$835

Physical Occupancy - End of Period (3)	93.0%	95.8%	96.4%	94.6%	94.1%

(1)	The results for all quarters include Alexander at Ghent and the Idlewylde Apartments, both of which were acquired by the Company in June 2007.

(2)	Represents gross potential rents less vacancies and concessions.

(3)	Is defined as number of units occupied divided by total number of units.

15

Associated Estates Realty Corporation
Same Community Data (1)
Operating Results for the Twelve Months Ended December 31, 2008 and 2007
 (Unaudited, in thousands, except unit totals and per unit amounts)

	Twelve Months Ended
	December 31,
	2008	2007

Property Revenue	$114,773	$111,239

Property Operating and Maintenance Expenses
Personnel	13,380	13,077
Advertising	1,481	1,468
Utilities	6,123	5,742
Repairs and maintenance	8,449	8,596
Real estate taxes and insurance	16,139	16,151
Other operating	3,912	4,278
Total Expenses	49,484	49,312

Property Net Operating Income	$65,289	$61,927

Operating Margin	56.9%	55.7%

Total Number of Units	10,929	10,929

NOI Per Unit	$5,974	$5,666

Average Net Rent Collected Per Unit (2)	$847	$822

Physical Occupancy - End of Period (3)	93.4%	94.5%

(1)	The results shown for both years exclude Alexander at Ghent and the Idlewylde Apartments, both of which were acquired by the Company in June 2007.

(2)	Represents gross potential rents less vacancies and concessions.

(3)	Is defined as number of units occupied divided by total number of units.

16

Associated Estates Realty Corporation Same Community Data As of December 31, 2008 and 2007 (Unaudited, in thousands, except unit totals and per unit amounts)

			Net Rent Collected			Net Rents			Average Rent			Physical		Turnover
			per Unit (1)			per Unit (2)			per Unit (3)			Occupancy (4)		Ratio (5)
	No. of	Average	Q4	Q4%		Q4	Q4%		Q4	Q4%		Q4	Q4	Q4	Q4
	Units	Age (6)	2008	2007	Change	2008	2007	Change	2008	2007	Change	2008	2007	2008	2007
Midwest Properties
Indiana	836	12	$790	$772	2.3%	$863	$839	2.9%	$909	$903	0.7%	93.9%	93.8%	56.9%	47.4%
Michigan	2,888	17	736	716	2.8%	776	752	3.2%	840	833	0.8%	94.5%	96.2%	54.2%	52.2%
Ohio - Central Ohio	2,621	17	778	724	7.5%	818	777	5.3%	834	819	1.8%	95.5%	94.4%	52.5%	58.8%
Ohio - Northeastern Ohio	1,303	13	915	875	4.6%	969	943	2.8%	1,012	1,000	1.2%	94.6%	93.9%	59.2%	51.6%
Pennsylvania	468	22	755	686	10.1%	794	764	3.9%	830	816	1.7%	94.0%	92.1%	61.5%	59.8%
Total Midwest Properties	8,116	16	785	748	4.9%	831	800	3.9%	872	861	1.3%	94.8%	94.8%	55.2%	54.2%

Mid-Atlantic/Southeast
Properties
Florida	1,272	9	1,121	1,154	(2.9)%	1,245	1,262	(1.3)%	1,346	1,328	1.4%	90.3%	93.0%	66.7%	64.5%
Georgia	1,717	13	756	801	(5.6)%	873	875	(0.2)%	988	983	0.5%	86.5%	91.1%	79.2%	65.0%
Virginia	268	2	1,321	1,266	4.3%	1,376	1,302	5.7%	1,376	1,303	5.6%	96.6%	98.1%	67.2%	47.8%
Baltimore/Washington	667	22	1,217	1,199	1.5%	1,329	1,272	4.5%	1,343	1,290	4.1%	92.2%	95.1%	44.4%	42.0%
Total Mid-Atlantic/
Southeast Properties	3,924	13	991	1,015	(2.4)%	1,105	1,097	0.7%	1,191	1,169	1.9%	89.4%	92.9%	68.4%	59.8%

Total/Average Same
Community	12,040	15	$852	$835	2.0%	$920	$897	2.6%	$976	$962	1.5%	93.0%	94.1%	59.5%	56.0%

(1)	Represents gross potential rents less vacancies and allowances for all units divided by the number of units in a market.

(2)	Represents gross potential rents less allowances for all units divided by the number of units in a market.

(3)	Represents gross potential rents for all units divided by the number of units in a market.

(4)	Represents physical occupancy at the end of the quarter.

(5)	Represents the number of units turned over for the quarter, divided by the number of units in a market, annualized.

(6)	Age shown in years.

17

Associated Estates Realty Corporation Property Revenue For the Three Months Ended December 31, 2008 and 2007

		2008	2007	Q4	Q4
	No. of	Physical	Physical	2008	2007	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	93.9%	93.8%	$2,055	$2,005	$50	2.5%
Michigan	2,888	94.5%	96.2%	6,637	6,472	165	2.5%
Ohio - Central Ohio	2,621	95.5%	94.4%	6,279	5,886	393	6.7%
Ohio - Northeastern Ohio	1,303	94.6%	93.9%	3,696	3,571	125	3.5%
Pennsylvania	468	94.0%	92.1%	1,087	987	100	10.1%
Total Midwest Properties	8,116	94.8%	94.8%	19,754	18,921	833	4.4%

Mid-Atlantic/Southeast Properties
Florida	1,272	90.3%	93.0%	4,390	4,549	(159)	(3.5)%
Georgia	1,717	86.5%	91.1%	3,988	4,237	(249)	(5.9)%
Virginia	268	96.6%	98.1%	1,078	1,025	53	5.2%
Baltimore/Washington	667	92.2%	95.1%	2,464	2,419	45	1.9%
Total Mid-Atlantic/
Southeast Properties	3,924	89.4%	92.9%	11,920	12,230	(310)	(2.5)%

Total Same Community	12,040	93.0%	94.1%	31,674	31,151	523	1.7%

Acquisitions (2)
Virginia	536	93.8%	N/A	1,794	-	1,794	100.0%

Total Property Revenue	12,576	93.1%	94.1%	$33,468	$31,151	$2,317	7.4%

(1)	Represents physical occupancy at the end of the quarter.

(2)

The Company defines acquisition properties as acquired properties which have not yet reached stabilization.  A property is considered stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

18

Associated Estates Realty Corporation Property Operating Expenses For the Three Months Ended December 31, 2008 and 2007

		2008	2007	Q4	Q4
	No. of	Physical	Physical	2008	2007	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	93.9%	93.8%	$879	$884	$(5)	(0.6)%
Michigan	2,888	94.5%	96.2%	2,944	3,033	(89)	(2.9)%
Ohio - Central Ohio	2,621	95.5%	94.4%	2,726	2,553	173	6.8%
Ohio - Northeastern Ohio	1,303	94.6%	93.9%	1,362	1,345	17	1.3%
Pennsylvania	468	94.0%	92.1%	443	422	21	5.0%
Total Midwest Properties	8,116	94.8%	94.8%	8,354	8,237	117	1.4%

Mid-Atlantic/Southeast Properties
Florida	1,272	90.3%	93.0%	1,780	1,647	133	8.1%
Georgia	1,717	86.5%	91.1%	1,867	1,774	93	5.2%
Virginia	268	96.6%	98.1%	297	306	(9)	(2.9)%
Baltimore/Washington	667	92.2%	95.1%	814	786	28	3.6%
Total Mid-Atlantic/
Southeast Properties	3,924	89.4%	92.9%	4,758	4,513	245	5.4%

Total Same Community	12,040	93.0%	94.1%	13,112	12,750	362	2.8%

Acquisitions (2)
Virginia	536	93.8%	N/A	599	-	599	100.0%

Total Property Operating Expenses	12,576	93.1%	94.1%	$13,711	$12,750	$961	7.5%

(1)	Represents physical occupancy at the end of the quarter.

(2)

The Company defines acquisition properties as acquired properties which have not yet reached stabilization.  A property is considered stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

19

Associated Estates Realty Corporation Property Net Operating Income (Property NOI) For the Three Months Ended December 31, 2008 and 2007

		2008	2007	Q4	Q4
	No. of	Physical	Physical	2008	2007	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	93.9%	93.8%	$1,176	$1,121	$55	4.9%
Michigan	2,888	94.5%	96.2%	3,693	3,439	254	7.4%
Ohio - Central Ohio	2,621	95.5%	94.4%	3,553	3,333	220	6.6%
Ohio - Northeastern Ohio	1,303	94.6%	93.9%	2,334	2,226	108	4.9%
Pennsylvania	468	94.0%	92.1%	644	565	79	14.0%
Total Midwest Properties	8,116	94.8%	94.8%	11,400	10,684	716	6.7%

Mid-Atlantic/Southeast Properties
Florida	1,272	90.3%	93.0%	2,610	2,902	(292)	(10.1)%
Georgia	1,717	86.5%	91.1%	2,121	2,463	(342)	(13.9)%
Virginia	268	96.6%	98.1%	781	719	62	8.6%
Baltimore/Washington	667	92.2%	95.1%	1,650	1,633	17	1.0%
Total Mid-Atlantic/
Southeast Properties	3,924	89.4%	92.9%	7,162	7,717	(555)	(7.2)%

Total Same Community	12,040	93.0%	94.1%	18,562	18,401	161	0.9%

Acquisitions (3)
Virginia	536	93.8%	N/A	1,195	-	1,195	100.0%

Total Property NOI	12,576	93.1%	94.1%	$19,757	$18,401	$1,356	7.4%

(1)	See page 28 for a reconciliation of net (loss) income to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)

The Company defines acquisition properties as acquired properties which have not yet reached stabilization.  A property is considered stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

20

Associated Estates Realty Corporation Property Revenue For the Twelve Months Ended December 31, 2008 and 2007

		2008	2007	YTD	YTD
	No. of	Physical	Physical	2008	2007	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenues	Revenues	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	93.9%	93.8%	$8,248	$7,986	$262	3.3%
Michigan	2,888	94.5%	96.2%	26,313	25,594	719	2.8%
Ohio - Central Ohio	2,621	95.5%	94.4%	24,758	23,110	1,648	7.1%
Ohio - Northeastern Ohio	1,303	94.6%	93.9%	14,812	14,150	662	4.7%
Pennsylvania	468	94.0%	92.1%	4,240	3,932	308	7.8%
Total Midwest Properties	8,116	94.8%	94.8%	78,371	74,772	3,599	4.8%

Mid-Atlantic/Southeast Properties
Florida	1,272	90.3%	93.0%	18,065	18,386	(321)	(1.7)%
Georgia	874	86.6%	94.1%	8,441	8,511	(70)	(0.8)%
Baltimore/Washington	667	92.2%	95.1%	9,896	9,570	326	3.4%
Total Mid-Atlantic/
Southeast Properties	2,813	89.6%	93.8%	36,402	36,467	(65)	(0.2)%

Total Same Community	10,929	93.4%	94.5%	114,773	111,239	3,534	3.2%

Acquisitions (2)
Virginia	804	94.8%	98.1%	9,246	2,198	7,048	320.7%
Georgia	843	86.4%	88.0%	8,070	4,268	3,802	89.1%

Total Property Revenue	12,576	93.1%	94.1%	$132,089	$117,705	$14,384	12.2%

(1)	Represents physical occupancy at the end of the quarter.

(2)

The Company defines acquisition properties as acquired properties which have not yet reached stabilization.  A property is considered stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

21

Associated Estates Realty Corporation Property Operating Expenses For the Twelve Months Ended December 31, 2008 and 2007

		2008	2007	YTD	YTD
	No. of	Physical	Physical	2008	2007	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	93.9%	93.8%	$3,889	$3,852	$37	1.0%
Michigan	2,888	94.5%	96.2%	12,267	12,369	(102)	(0.8)%
Ohio - Central Ohio	2,621	95.5%	94.4%	11,296	10,981	315	2.9%
Ohio - Northeastern Ohio	1,303	94.6%	93.9%	5,709	5,821	(112)	(1.9)%
Pennsylvania	468	94.0%	92.1%	1,777	1,758	19	1.1%
Total Midwest Properties	8,116	94.8%	94.8%	34,938	34,781	157	0.5%

Mid-Atlantic/Southeast Properties
Florida	1,272	90.3%	93.0%	7,161	7,195	(34)	(0.5)%
Georgia	874	86.6%	94.1%	4,034	4,114	(80)	(1.9)%
Baltimore/Washington	667	92.2%	95.1%	3,351	3,222	129	4.0%
Total Mid-Atlantic/
Southeast Properties	2,813	89.6%	93.8%	14,546	14,531	15	0.1%

Total Same Community	10,929	93.4%	94.5%	49,484	49,312	172	0.3%

Acquisitions (2)
Virginia	804	94.8%	98.1%	2,993	732	2,261	308.9%
Georgia	843	86.4%	88.0%	3,361	1,635	1,726	105.6%

Total Property Operating Expenses	12,576	93.1%	94.1%	$55,838	$51,679	$4,159	8.0%

(1)	Represents physical occupancy at the end of the quarter.

(2)

The Company defines acquisition properties as acquired properties which have not yet reached stabilization.  A property is considered stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

22

Associated Estates Realty Corporation Property Net Operating Income (Property NOI) For the Twelve Months Ended December 31, 2008 and 2007

		2008	2007	YTD	YTD
	No. of	Physical	Physical	2008	2007	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	93.9%	93.8%	$4,359	$4,134	$225	5.4%
Michigan	2,888	94.5%	96.2%	14,046	13,225	821	6.2%
Ohio - Central Ohio	2,621	95.5%	94.4%	13,462	12,129	1,333	11.0%
Ohio - Northeastern Ohio	1,303	94.6%	93.9%	9,103	8,329	774	9.3%
Pennsylvania	468	94.0%	92.1%	2,463	2,174	289	13.3%
Total Midwest Properties	8,116	94.8%	94.8%	43,433	39,991	3,442	8.6%

Mid-Atlantic/Southeast Properties
Florida	1,272	90.3%	93.0%	10,904	11,191	(287)	(2.6)%
Georgia	874	86.6%	94.1%	4,407	4,397	10	0.2%
Baltimore/Washington	667	92.2%	95.1%	6,545	6,348	197	3.1%
Total Mid-Atlantic/
Southeast Properties	2,813	89.6%	93.8%	21,856	21,936	(80)	(0.4)%

Total Same Community	10,929	93.4%	94.5%	65,289	61,927	3,362	5.4%

Acquisitions (3)
Virginia	804	94.8%	98.1%	6,253	1,466	4,787	326.5%
Georgia	843	86.4%	88.0%	4,709	2,633	2,076	78.8%

Total Property NOI	12,576	93.1%	94.1%	$76,251	$66,026	$10,225	15.5%

(1)	See page 28 for a reconciliation of net (loss) income to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)

The Company defines acquisition properties as acquired properties which have not yet reached stabilization.  A property is considered stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

23

Associated Estates Realty Corporation Debt Structure As of December 31, 2008 (Dollar amounts in thousands)

	Balance	Percentage	Weighted
	Outstanding	of	Average
FIXED RATE DEBT	December 31, 2008	Total Debt	Interest Rate

Mortgages payable - CMBS	$154,685	27.7%	7.7%
Mortgages payable - other (1)	320,516	57.5%	5.8%
Unsecured debt	25,780	4.6%	7.9%
Total fixed rate debt	500,981	89.8%	6.5%

VARIABLE RATE DEBT
Mortgages payable	35,000	6.3%	1.6%
Revolver	21,500	3.9%	3.7%
Total variable rate debt	56,500	10.2%	2.4%
TOTAL DEBT	$557,481	100.0%	6.1%

Interest coverage ratio (2)	1.76:1
Fixed charge coverage ratio (3)	1.56:1
Weighted average maturity	7.0 years

	Fixed Rate	Fixed Rate
SCHEDULED PRINCIPAL MATURITIES	CMBS	Other	Variable Rate	Total

2009	$37,163	$-	$35,000	$72,163
2010	15,571	63,000	-	78,571
2011(4)	55,595	-	21,500	77,095
2012	46,356	36,000	-	82,356
2013	-	132,209	-	132,209
Thereafter	-	115,087	-	115,087
Total	$154,685	$346,296	$56,500	$557,481

(1)	Includes $63,000 of variable rate debt swapped to fixed.

(2)

Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs, and excluding defeasance, other prepayment and/or preferred repurchase costs including discounts received or premiums paid.  See page 27 for a reconciliation of net income available to common shareholders to EBITDA and for the Company's definition of EBITDA.

(3)	Represents interest expense and preferred stock dividend payment coverage, excluding defeasance, other prepayment and/or preferred repurchase costs including discounts received and premiums paid.

(4)	Includes the Company's revolving credit facility.

24

Associated Estates Realty Corporation 2009 Financial Outlook As of February 4, 2009

This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on the cover of this document for a list of risk factors.

Earnings Guidance Per Common Share
Expected net income	$1.46 to $1.52
Expected real estate depreciation and amortization	2.18
Expected net defeasance and other prepayment costs on secured debt	0.08
Expected gains on disposition of properties	-2.55
Expected Funds from Operations as Adjusted (1)	$1.17 to $1.23

Same Community Portfolio
Revenue growth	-0.5% to 0.5%
Expense growth	2.0% to 3.0%
Property NOI (2) growth	-3.1% to -0.6%
Physical occupancy	93.0% to 93.5%

Transactions
Acquisitions	$80 million
Dispositions	$80 million
Development (3)	$7 million

Corporate Expenses
General and administrative expense	$14.0 million
Service company expense (4)	$0.5 million
Total	$14.5 million

Debt
Capitalized interest (3)	$0.1 million
Expensed interest (excluding defeasance/prepayment costs) (5)	$36.2 million
Expected net defeasance/prepayment costs	$1.4 million

Capital Structure (6)
Common share repurchases	$0 million
Preferred share repurchases	$0 million

(1)	See page 26 for the Company's definition of this non-GAAP measurement.

(2)	See page 28 for the Company's definition of this non-GAAP measurement.

(3)	Reflects development of 60 units on adjacent parcel in Richmond, Virginia, with an expected completion date of December 31, 2009.

(4)

Excludes salaries and benefits reimbursed in connection with the management of properties for third parties which are grossed up in fees, reimbursements and other and direct property management and service company expense in accordance with GAAP.

(5)	Includes $1.3 million of deferred financing costs.

(6)	Earnings guidance does not take into consideration any share repurchases.

25

Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

This supplemental includes certain non-GAAP financial measures that the Company believes are helpful in understanding our business, as further described below.  The Company's definition and calculation of these non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable.

Funds from Operations ("FFO")

The Company defines FFO as the inclusion of all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets and gains and losses from the disposition of properties and land.  Adjustments for joint ventures are calculated to reflect FFO on the same basis.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.  The Company generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs.

Funds from Operations ("FFO") as Adjusted

The Company defines FFO as adjusted as FFO, as defined above, plus the add back of defeasance and other prepayment costs of $2.0 million for the twelve months ended December 31, 2008, and $4.2 million for the twelve months ended December 31, 2007.  In accordance with GAAP, these prepayment costs are included as interest expense in the Company's Consolidated Statement of Operations.  Additionally, deducted is $2.1 million for the twelve months ended December 31, 2008, while added back is $172,000 for the twelve months ended December 31, 2007 of preferred stock repurchase costs including discounts received in 2008 and premiums paid in 2007.  In accordance with GAAP, the Company reclassified from additional paid in capital the original issuance costs associated with the repurchase of 278,000 and 111,500 depositary shares of the Series B Preferred Shares for the twelve months ended December 31, 2008 and 2007, respectively.  The Company is providing this calculation as an alternative FFO calculation as it considers it a more appropriate measure of comparing the operating performance of a company's real estate between periods or as compared to different REITs.

Funds Available for Distribution ("FAD")

The Company defines FAD as FFO as adjusted, as defined above, plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions.  Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.  Adjustments for joint ventures are calculated to reflect FAD on the same basis.  The Company considers FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO and FFO as adjusted, it captures real estate performance by excluding gains or losses from the disposition of properties and land and depreciation on real estate assets and amortization of intangible assets.  Unlike FFO and FFO as adjusted, FAD also reflects the recurring capital expenditures that are necessary to maintain the associated real estate.

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Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")

 EBITDA is defined as earnings before interest, taxes, depreciation and amortization.  The Company considers EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation and interest which permits investors to view income from operations unclouded by non-cash depreciation or the cost of debt.  Below is a reconciliation of net income available to common shareholders to EBITDA.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(In thousands)	2008	2007	2008	2007

Net income available to common shareholders	$298	$1,106	$32,118	$5,069
Equity in net income (loss) of joint ventures	(1,574)	12	(1,502)	258
Preferred share dividends	1,053	1,201	4,655	4,924
Preferred share repurchase costs	143	-	143	58
Preferred share repurchase (discount)/premium	(2,289)	-	(2,289)	114
Interest income	(11)	(58)	(138)	(459)
Interest expense (1)	9,226	9,950	38,865	41,824
Depreciation and amortization	9,490	9,322	37,867	34,163
Gain on disposition of properties	-	(3,821)	(45,202)	(20,864)
Taxes	79	70	303	304
EBITDA	16,415	17,782	64,820	65,391
EBITDA - Joint Ventures:
Equity in net income (loss) of joint ventures	1,574	(12)	1,502	(258)
Gain on disposition of joint venture property	(1,603)	-	(1,603)	-
Interest expense	11	10	41	770
Depreciation and amortization	23	25	94	628
EBITDA - Joint Ventures	5	23	34	1,140

Total EBITDA	$16,420	$17,805	$64,854	$66,531

(1)

2008 includes defeasance and other prepayment costs of $1,959 for the twelve months ended December 31, and 2007 includes defeasance and other prepayment costs of $4,183 for the twelve months ended December 31, respectively.

Net Operating Income ("NOI")

NOI is determined by deducting property operating and maintenance expenses, direct property management and service company expense and painting service expense from total revenue.  The Company evaluates the performance of its reportable segments based on NOI.  The Company considers NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio and management and service company at the property and management service company level and is used to assess regional property and management and service company level performance.  NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

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Associated Estates Realty Corporation Definitions of Non-GAAP Financial Measures

Property Net Operating Income ("Property NOI")

Property NOI is determined by deducting property operating and maintenance expenses from total property revenue.  The Company considers Property NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to assess regional property level performance.  Property NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.  The following is a reconciliation of Property NOI to total consolidated net (loss) income.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(In thousands)	2008	2007	2008	2007

Property NOI	$19,757	$18,401	$76,251	$66,026
Service company NOI	(5)	(452)	160	(1,873)
Painting services NOI	(102)	(91)	(328)	54
Depreciation and amortization	(9,445)	(8,477)	(36,930)	(30,216)
General and administrative expense	(3,390)	(2,454)	(13,769)	(10,327)
Interest income	11	51	135	430
Interest expense (1)	(9,226)	(9,525)	(36,489)	(40,131)
Equity in net income (loss) of joint ventures	1,574	(12)	1,502	(258)
Minority interest in operating partnership	(13)	(13)	(53)	(53)
Income from discontinued operations:
Operating income (loss)	44	1,058	(1,054)	5,649
Gain on disposition of properties	-	3,821	45,202	20,864
Income from discontinued operations	44	4,879	44,148	26,513

Consolidated net (loss) income	$(795)	$2,307	$34,627	$10,165

(1)	2007 includes defeasance and other prepayment costs of $4,183 for the twelve months ended December 31.

Recurring Fixed Asset Additions

The Company considers recurring fixed asset additions to a property to be capital expenditures made to replace worn out assets so as to maintain the property's value.

Investment/Revenue Enhancing and/or Non-Recurring Fixed Asset Additions

The Company considers investment/revenue enhancing and/or non-recurring fixed assets to be capital expenditures if such improvements increase the value of the property and/or enable the Company to increase rents.

Same Community Properties

Same Community properties are conventional multifamily residential apartments, which have reached stabilization and were owned and operational for the entire periods presented.  The Company considers a property stabilized when its occupancy rate reaches 93.0% and the Company has owned the property for one year.

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